Exhibit 99.1

                            Joint Filer Information



Date of Event Requiring
Statement:                   June 4, 2007

Issuer Name and Ticker
or Trading Symbol:           TRW Automotive Holdings Corp. (TRW)

Designated Filer:            Automotive Investors L.L.C.

Other Joint Filers:          Blackstone Management Associates IV L.L.C.,
                             Blackstone Capital Partners IV-A L.P.,
                             Blackstone Capital Partners IV L.P.,
                             Blackstone Automotive Co-Invest Capital
                             Partners L.P.,
                             Blackstone Family Investment
                             Partnership IV-A L.P.,
                             Peter G. Peterson,
                             Stephen A. Schwarzman

Addresses:                   The principal business address of each of the
                             Joint Filers above is c/o The
                             Blackstone Group L.P.,
                             345 Park Avenue, New York, New York 10154

Signatures:
                             Blackstone Management Associates IV L.L.C.

                             By:  /s/ Robert L. Friedman
                                  --------------------------------
                                   Name: Robert L. Friedman
                                   Title: Authorized Person
                             Blackstone Capital Partners IV-A L.P.

                             By: Blackstone Management Associates IV L.L.C.,
                                 its General Partner


                             By:  /s/ Robert L. Friedman
                                  --------------------------------
                                   Name: Robert L. Friedman
                                   Title: Authorized Person
                             Blackstone Capital Partners IV L.P.

                             By: Blackstone Management Associates IV L.L.C.,
                                 its General Partner


                             By:  /s/ Robert L. Friedman
                                  --------------------------------
                                   Name: Robert L. Friedman
                                   Title: Authorized Person
                             Blackstone Automotive Co-Invest Capital
                             Partners L.P.

                             By: Blackstone Management Associates IV L.L.C.,
                                 its General Partner

                             By:  /s/ Robert L. Friedman
                                  -------------------------------
                                   Name: Robert L. Friedman
                                   Title: Authorized Person
                             Blackstone Family Investment Partnership IV-A L.P.

                             By: Blackstone Management Associates IV L.L.C.,
                                 its General Partner


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                             By:  /s/ Robert L. Friedman
                                  ------------------------------
                                   Name: Robert L. Friedman
                                   Title: Authorized Person

                             /s/ Peter G. Peterson
                             --------------------------------
                             Peter G. Peterson

                             /s/ Stephen A. Schwarzman
                             --------------------------------
                             Stephen A. Schwarzman